DYNAMIC ASSOCIATES, INC.
            7373 North Scottsdale Road, Suite B-169
                   Scottsdale, Arizona  85253

                 NOTICE AND PROXY STATEMENT FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD OCTOBER 10, 1997


To the Shareholders of Dynamic Associates, Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Dynamic Associates, Inc., a Nevada corporation (the "Company"), will be held at 7373 North Scottsdale Road, Suite B-169, Scottsdale, Arizona, 85253 on the 10th day of October, 1997, at 10:00 a.m. (Pacific Time) for the following purpose:

          1. To elect six directors to the Board of Directors to serve for a one year term;

          2. To amend the Articles of Incorporation to provide for indemnification of the officers, directors and agents of the Company to the fullest extent under Nevada law;

          3.   To approve the 1997 Stock Option Plan;

          4. To appoint Smith & Company as the independent auditors for the Company;

          5.   To approve the Bylaws of the Company as proposed; and

          6. To transact any and all other business that may properly come before the Meeting or any Adjournment(s) thereof.

     The Board of Directors has fixed the close of business on September 9, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 1996 Annual Report to Shareholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              _________________________________________________
                              Logan Anderson, Secretary and Director
                              Scottsdale, Arizona, September 9, 1997



                     YOUR VOTE IS IMPORTANT

                    DYNAMIC ASSOCIATES, INC.
            7373 North Scottsdale Road, Suite B-169
                   Scottsdale, Arizona  85253

                        PROXY STATEMENT
                              FOR
                 ANNUAL MEETING OF SHAREHOLDERS

                  TO BE HELD OCTOBER 10, 1997



            SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Dynamic Associates, Inc., a Nevada corporation (the "Company"), to be voted at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on October 10, 1997 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The executive offices of the Company are located at, and the mailing address of the Company is 7373 North Scottsdale Road, Suite B-169, Scottsdale, Arizona, 85253.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about September 25, 1997. The Company's Annual Report on Form 10-KSB (the "1996 Form 10-KSB"), which serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 1996, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Jan Wallace, President and Chairman of the Board, Dynamic Associates, Inc., 7373 North Scottsdale Road, Suite B-169, Scottsdale, Arizona, 85253; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                       QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on September 9, 1997 (the "Record Date"). On the Record Date, there were 13,399,787 shares of Common Stock issued and outstanding.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Nevada Articles of Incorporation") nor its Bylaws (the "Nevada Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of twenty-five percent (25%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, amend the Articles of Incorporation, approve the 1997 Stock Option Plan, appoint auditors for the Company and approve the Bylaws.

     Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                            SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                          The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Dynamic Associates, Inc. is scheduled to be held on October 10, 1997, at 10:00 a.m. in the Company's corporate offices at 7373 North Scottsdale Road, Suite B-169, Scottsdale, Arizona, 85253. See "Solicitation and Revocability of Proxies."

Record Date

     Only holders of record of shares of Common Stock at the close of business on September 9, 1997 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum at the Annual Meeting , the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company, (ii) for the approval to amend the Articles of Incorporation, (iii) for approval of the 1997 Stock Option Plan, (iv) for the appointment of Smith & Company as the independent auditors for the Company, and
(v) to approve the proposed Bylaws of the Company.

Accountants

     Smith & Company, 10 West 100 South, Suite Number 700, Salt Lake City, Utah, 84101, have been selected by the Company to act as the principal accountant for 1997. Smith & Company have been the accountants for the Company for six years and no change of accountants has occurred since that time and none is contemplated. It is not expected that the representatives of Smith & Company will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS
THAT THE
COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR
("PROPOSAL
1"), FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION ("PROPOSAL
2"), FOR THE
APPROVAL OF THE 1997 STOCK OPTION PLAN ("PROPOSAL 3"), FOR THE
APPOINTMENT OF
SMITH & COMPANY AS THE INDEPENDENT AUDITORS FOR THE COMPANY
("PROPOSAL 4")AND
FOR THE APPROVAL OF THE BYLAWS OF THE COMPANY ("PROPOSAL 5").

                          THE COMPANY

1.   Background

     Dynamic Associates, Inc. was formed as a Nevada corporation July 20, 1989 to provide vehicles for future business development. The company was founded with three principal shareholders: Capital General Corporation, David R. Yeaman and Krista Castleton. During the period from on or about January 1986 and continuing through 1991, Yeaman, and individuals associated with Yeaman, incorporated as many as 92 subsidiary corporations of Capital General in Utah and Nevada, along with Dynamic Associates, Inc. Beginning in April 1986 and continuing through at least September 1991, Yeaman caused Capital General to distribute without registration in violation of Section 5(a) and (c) of the Securities Act, 100 shares each of at least 69 issuers controlled by Yeaman and Capital General to between approximately 275 to 900 persons throughout the United States, ostensibly as gifts. In all instances, the gifted stock certificates failed to reflect any restrictive legends.

Dynamic Associates Evolution

     Harry Moll, Jan Wallace and David Hunter acquired controlling interest in Dynamic Associates, Inc. August 30, 1995 with the intent of acquiring a viable business. Jan Wallace is the current President and a Director, with Logan B. Anderson as the Secretary/Treasurer and a Director, Herb Capozzi, Billy Means, Jr., and Florian Homm are Directors and Grace Sim is Vice President of Finance.

Microthermia Technology, Inc.

     Management determined that it had expertise in the medical field and during discussions with Microthermia Technology, Inc. (MTI) a licensing agreement was executed providing for the funding of a newly established company to provide for the treatment of certain vascular conditions. MTI was established to create and develop microwave energy based therapy, as an alternative to surgical treatments or other therapies for certain urinary and vascular conditions. MTI has obtained a patent on the microwave systems utilized for treatment of the conditions. On September 15, 1995 Microthermia Acquisition Corporation (MAC) was formed to provide for joint development of the technology of MTI. The joint venture agreement was approved by the shareholders and directors of MTI, and required the approval of the Secretary of State of California, which was not given.

     Because of the delays and eventual refusal by the Secretary of State to approve the agreement, the Company formed a wholly owned subsidiary, Microwave Management Company (MMC) and entered into a licensing agreement with MTI to allow the Company the exclusive use of the technology of MTI for the treatment of telangiectasia. The licensing agreement has been prepaid for two years and has provisions for automatic annual renewal for eight additional years at no cost. Under the Licensing Agreement a 2% royalty fee will be required to be paid by the Company for net sales of the products and services related to the technology if utilized. MAC is currently researching and developing Microwave technologies other than those acquired from MTI, for the treatment of certain human vascular problems.

P&H Laboratories

     Management also entered into a Share Purchase Agreement with P&H to provide for the engineering and manufacturing capability to more expeditiously bring the products of the Company to market. On April 23, 1996 the Company acquired 50% of P&H for $1,000,000.00, and has an exclusive two year option to acquire the remaining 50% for $1,000,000.00. The offer to acquire this additional 50% will expire April 23, 1998. P&H Laboratories is a modern microwave component designer and manufacturer. Devices produced at P&H are currently being used on most NASA and military satellites, as well as communications satellites throughout the world.

     P&H Laboratories (P&H) is a privately held corporation, incorporated in the state of California. The executive offices of the company are at 4496 Runway Street, Simi Valley, California and include manufacturing and engineering space of approximately 18,000 square feet. The Board of Directors manages the affairs of the corporation and consists of seven members. Two members are active in the normal daily operations at P&H and the remaining five directors are outside directors and experienced business persons. This team controls the long term strategic planning of the corporation and directs the officers of the corporation, who handle the day to day affairs and manage the business. On September 11, 1997, the Company purchased the remaining 50% of P&H for 214,287 shares of its restricted common stock at lower than its exclusive two year option, pending the finalization of Harold Saltzman's employment agreement.

Genesis Health Management Corporation

     The Company entered into an Acquisition Agreement on August 1, 1996 to acquire 100% of Genesis Health Management Corporation, ("Genesis"), of Bossier City Louisiana, for $15,000,000.00, and 3,000,000 common shares of stock of the Company. The agreement was extended by mutual consent of the parties and a final agreement was executed by the parties on December 2, 1996. The final agreement provided that the Company pay $12,000,000.00, issue a Promissory Note for $3,000,000.00 and issue 3,000,000 shares of common stock of the Company. The Promissory Note for the $3,000,000.00 bears interest at 10% per annum and is due on or before September 2, 1997. The note is secured by a Pledge of the Company of 51% of the authorized stock of Genesis. The Promissory Note, (including interest) was paid in full on March 3, 1997. Genesis is in the business of managing and operating geriatric and psychiatric units in various hospitals, (both in-patient and out-patient). At December 31, 1996, Genesis had 19 operating units. As of June 30th, 1997, Genesis has 31 operating units.


2.   Security Ownership of Management and Principal Shareholders

     The following table sets forth information regarding the beneficial ownership of Common Stock as of December 31, 1996 by each person or group who owned, to the Company's knowledge, more than five percent of the Common Stock, each of the Company's directors, the Company's Chief Executive Officer, and all of the Company's directors and executive officers as a group.

     The following table sets forth, as of December 31, 1996, information regarding the beneficial ownership of shares by each person known by the Company to own five percent or more of the outstanding shares, by each of the directors and by the officers and by each director and officer as a group.

Name                             Amount of                         Percent
of beneficial owner              beneficial ownership              of class

Vickie T. Lucky                  2,370,000                         19.5%
Brant Investments, Ltd.          1,631,480                         13.4%
Harry Moll                       1,770,000*                        14.2%
Jan Wallace                      550,000**                          4.5%
(President & Director)
Herb Capozzi (Director)          100,000                            0.8%
Logan Anderson                   940,000***                         7.5%
(Secretary/Treasurer/Director)
Florian Homm (Director)          200,000                            1.6%
Billy Means, Jr. (Director)      30,000                             0.2%

All Officers and Directors       1,820,000                         13.6%
as a Group (5 persons)


*    Includes 300,000 shares owned by SSM, Ltd., which is controlled by
     Mr. Moll.
**   Includes 150,000 options held by Ms. Wallace.
***  Includes 100 options held by Mr. Capozzi
**** Includes 100,000 shares owned by Amteck Management, Inc., which is controlled by Mr. Anderson, and 405,000 options held by Mr. Anderson.


3.   Voting Intentions of Certain Beneficial Owners and Management.

     To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5 each require the affirmative vote of a majority of the Company's outstanding voting securities present at the meeting once a quorum is determined. The Company's directors and officers have advised the Company that they will vote the 1,820,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 13.6% of the outstanding common stock of the Company.

4.   Additional Information.

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded through OTC Bulletin Board under the symbol DYAS.

     The following documents filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference and made a part hereof:

     a. The Company's Annual Report on Form 10-K for the year ended December 31, 1994;

     b. The Company's Annual Report on Form 10-K for the year ended December 31, 1995;

     c. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996;

     d. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1996;

     e. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996;

     f. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996;

     g. The Company's Amended Annual Report on Form 10-KSB/A for the year ended December 31, 1996;

     h. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997;

     i. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997.

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO
EACH PERSON,
INCLUDING ANY BENEFICIAL OWNER, TO WHOM A COPY OF THIS PROXY
STATEMENT HAS BEEN
DELIVERED, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF ANY
OR ALL OF
THE DOCUMENTS REFERRED TO ABOVE WHICH HAVE BEEN OR MAY BE
INCORPORATED BY
REFERENCE IN THIS PROXY STATEMENT, OTHER THAN EXHIBITS TO SUCH
DOCUMENTS.
WRITTEN REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO THE COMPANY
AT 7373
NORTH SCOTTSDALE ROAD, SUITE B-169, SCOTTSDALE, ARIZONA, 85253.

5.   Director Compensation

     Compensation awarded to Directors of the Company is listed below in response to question 7, "Remuneration and Executive Compensation."


6.   Compliance with Section 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). The Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1996 all filing requirements applicable to its directors and executive officers were satisfied.


7.   Remuneration and Executive Compensation

     The following table sets forth for fiscal 1996 compensation awarded or paid to Ms. Jan Wallace, the Company's President and Mr. Logan Anderson, the Company's Secretary, Treasurer and Director (collectively, the "named Executive Officers"). Other than as indicated in the table below, no executive officer of the Company received any annual compensation in the year ended December 31, 1996.

                   Summary Compensation Table

Annual Compensation Table

             Annual Compensation              Long Term Compensation
                                   Other   Restricted
                                   Annual  Stock    Options/ LTIP       All Othr
Name     Title  Year Salary  Bonus Comp    Awarded  SARs (#) payouts($) Comp
Jan      Pres,
Wallace  CEO,   1996 $120,000 $ 0   0      0        150,000  0          0
         Director

Logan    Secy/
Anderson Treas, 1996 $120,000 $ 0   0      0        405,000  0          0
         Director

Florian
Homm     Dir    1996 $ 0      $ 0   0      0        200,000  0          0

Herb
Capozzi  Dir    1996 $ 0      $ 0   0      0        100,000  0          0

Billy
Means    Dir    1996 $120,000 $ 0   0      0        0        0          0

*Options

     The following options were granted to directors and officers of the Company. The options were granted when the Company did not publicly trade and no monetary value had been attributed to the granting of the options. The stock options are at a price of $1.00 per share.

                         Date         Date         Number      Expiration Date
                         Granted      Issued
Jan Wallace              4/9/96       4/9/96       150,000     4/9/99
Logan Anderson           4/9/96       4/9/96       150,000     4/9/99
Logan Anderson           4/9/96       10/4/96      255,000     10/4/99
Florian Homm             4/9/96       4/9/96       100,000     4/9/99
Florian Homm             4/9/96       9/16/96      100,000     9/16/99
Herb Capozzi             4/9/96       4/9/96       100,000     4/9/99

8.   Information and Background of Officers and Directors

     The following table shows the positions held by the Company's officers and directors. The directors were appointed and will serve until the next annual meeting of the Company's stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such positions at the discretion of the directors.


Name                Age         Position
Jan Wallace         41          President, Director
Logan Anderson      42          Secretary-Treasurer, Director
Florian Homm        37          Director
Herb Capozzi        71          Director
Billy Means, Jr.    42          Director

Jan Wallace (age 41) is a Director, President and Chief Operating Officer of the Company. Ms. Wallace has been employed by the Company since April 1995, when she was elected to the Board of Directors and accepted the position of Chief Operating Officer. Ms. Wallace was previously Vice President of Active Systems, Inc. a Canadian Company specializing in SGML Software an ISO standard in Ottawa, Ontario. Prior to that she was President and Owner of Mailhouse Plus, Ltd., an office equipment distribution company which was sold to Ascom Corporation. She has also been in management with Pitney Bowes-Canada and Bell Canada where she received its highest award in Sales and Marketing. Ms. Wallace was educated at Queens University in Kingston, Ontario and Carleton University, Ottawa, Ontario in Political Science with a minor in Economics. Ms. Wallace is also an officer and director of Claire Technologies, Inc.

Logan Anderson (age 42) is a Secretary-Treasurer of the Company. Mr. Anderson has been Secretary-Treasurer of the Company since April 1995. Since 1993 Mr. Anderson has been principal and president of Amteck Financial Services Corp., a financial consulting company in Vancouver, B.C. From 1982 to 1992 Mr. Anderson was Controller of Cohart Management group, which was responsible for management of private and public corporations. Mr. Anderson received his Bachelors of Commerce degree in Accounting and Economics from Otago University, New Zealand in 1977. Mr. Anderson is an Associated Chartered Accountant (New Zealand).

William H. Means, Jr. (age 42) is Executive Vice President. Mr. Means received his B.S. in Business Administration from Louisiana Tech University in 1976 and his M.B.A. in Personnel Management from Louisiana Tech in 1978. From 1978 to 1980, Mr. Means worked as an Assistant Credit Manager, Salary Administrator and Commercial Loan Review Analyst at Commercial National Bank in Shreveport, Louisiana. From 1980 through 1984 he was the Vice President of Commercial Loan Administration at Bossier Bank and Trust in Bossier City, Louisiana. From 1984 through 1986 he was a Senior Vice President at National Bank of Bossier and from 1986 through 1988 he was a Senior Vice President at Bank of Mid-South in Bossier City, Louisiana. From 1988 through 1989 he was a co-owner and Account Executive at United Advertising Network and from 1989 through 1991 he was an Office and Site supervisor at McNeely Construction Company. Mr. Means owned and operated Space Center Painting and Construction Company, Space Center Mini Storage and Terrace Acres Apartments from 1991 through 1994, when he joined Genesis as an Executive Vice President.

Florian Homm (age 37) has been in the investment management and banking businesses for over fifteen years, much of it in senior management positions with firms such as Merrill Lynch, Fidelity Management and Research, Bank Julius
Bar and Tweedy, Browne in London, New York, Boston and Frankfurt.   Mr. Homm is
Managing Partner of Value Management and Research GmbH in Germany, a firm specializing in investment management and corporate financial services. VMR includes amongst its fund management clients highly regarded institutional investors as well as European blue chip companies and fast growing corporations in North America and Europe. Mr. Homm is an honors graduate in Economics from Harvard College. He received his Master of Business Administration degree from Harvard Business School. Mr. Homm is a Board Member of the European Association of Securities Dealers (EASD), on the board of a number of public companies, has received several investment awards and has published extensively on a wide range of financial topics.

Herb Capozzi (age 71) is a Director of the Company. Mr. Capozzi is currently a Director and the Co-founder of PLC Systems, Inc., a cardiac revascularization company developing medical systems and technology which trades on the American Stock Exchange. He was President and Director of International Potter Distillers, and Director and Co-founder of the Keg Restaurant chain in Canada. Mr. Capozzi was a partner in bringing McDonald's restaurants to Canada. From 1981 to 1986, Mr. Capozzi was one of three original Directors of EXPO '86, the 1986 World's Fair in Vancouver, Canada. Mr. Capozzi was an elected member of Legislative Assembly, Province of British Columbia, for two terms and Chairman of the Insurance

Committee and the Procedure Committee. He also had a football career with the New York Giants (NFL), the Calgary Stampeders (CFL), and the Montreal Alouttes
(CFL), and with the B.C. Lions as General Manager for 10 years. Mr. Capozzi was a principal owner of the soccer organization the Vancouver White Caps. Mr. Capozzi received his Bachelor's Degree of Arts for Chemistry and a Bachelor's Degree of Commerce from the University of British Columbia. He also received a Bachelor's Degree of Education from the University of Italy.

                        PROPOSAL NO. 1:
                   ELECTION OF BOARD MEMBERS

     The Bylaws of the Company provide that the number of directors that shall constitute the whole board shall be not less than three (3), or more than seven
(7). The number of directors presently comprising the Board of Directors is five (5).

Nominees

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified. Each of the nominees is presently a director of the Company.

1.   Information Concerning Nominees

Name             Age       Position                   Director/Officer Since

Jan Wallace      41        President, CEO, Director   September 2, 1995
Logan Anderson   41        Director, Secretary,       December 29, 1995
                           Treasurer
Florian Homm     37        Director                   January 7, 1997
Herb Capozzi     71        Director                   February 1, 1996
Billy Means, Jr. 42        Director                   February 10, 1997
Elliot Smith     64        Director                   New Nominee


Jan Wallace, President and Director. Ms. Wallace is currently a Director,
President and Chief Executive Officer  of Claire Technologies, Inc.  Ms.
Wallace was previously Vice President of Active Systems, Inc. a Canadian
Company specializing in SGML Software (an ISO standard) in Ottawa, Ontario.
Prior to that she was President and Owner of Mailhouse Plus, Ltd., an office equipment distribution company which was sold to Ascom Corporation. She has also been in management with Pitney Bowes-Canada and Bell Canada where she received its highest award in Sales and Marketing. Ms. Wallace attended Queens University in Kingston, Ontario and Carleton University, Ottawa, Ontario in Political
Science with a minor in Economics.

Logan Anderson, Director, Secretary-Treasurer. Mr. Anderson has been Secretary-
Treasurer of the Company since April 1995. Mr. Anderson is a graduate of Otago
University, New Zealand, with a Bachelor's Degree of Commerce in Accounting and Economics (1977). He is an Associated Chartered Accountant (New Zealand) and was employed by Coopers & Lybrand in New Zealand (1977-1980) and Canada
(1980-1982). From 1982 to 1992 Mr. Anderson was Comptroller of Cohart Management group, a management service company which is responsible for the management of private and public corporations Since 1993 Mr. Anderson has been principal and president of Amteck Financial Services Corp., a financial consulting service company. Mr. Anderson was formerly Officer and Director of Claire Technologies,
Inc. and has been an Officer and Director of numerous private and public companies in the past 12 years, including PLC Systems, Inc. (AMEX) and 3D-Systems (NASDAQ).

William H. Means, Jr., Director.  Mr. Means is currently President of Genesis
Health Management Corporation, a subsidiary of The Company. Mr. Means received his B.S. in Business Administration from Louisiana Tech University in 1976 and his M.B.A. in Personnel Management from Louisiana Tech in 1978. From 1978 to
1980, Mr. Means worked as an Assistant Credit Manager, Salary Administrator and
Commercial Loan Review Analyst at Commercial National Bank in Shreveport,
Louisiana.  From 1980 through 1984 he was the Vice President of Commercial Loan
Administration at Bossier Bank and Trust in Bossier City, Louisiana. From 1984 through 1986 he was a Senior Vice President at National Bank of Bossier and from 1986 through 1988 he was a Senior Vice President at Bank of Mid-South in Bossier
City, Louisiana. From 1988 through 1989 he was a co-owner and Account Executive at United Advertising Network and from 1989 through 1991 he was an Office and Site supervisor at McNeely Construction Company. Mr. Means owned and operated
Space Center Painting and Construction Company, Space Center Mini Storage and
Terrace Acres Apartments from 1991 through 1994, when he joined Genesis as an Executive Vice President.


Florian Homm, Director. Mr. Homm is a Managing Partner of Value Management and
Research GmbH in Germany, a firm specializing in investment management and corporate financial services. Mr. Homm has been in the investment management and banking businesses for over fifteen years, much of it in senior management positions with firms such as Merrill Lynch, Fidelity Management and Research, Bank Julius Bar and Tweedy, Browne in London, New York, Boston and Frankfurt.
Mr. Homm graduated with Honours in Economics from Harvard College. He received his Master of Business Administration degree from Harvard Business School. Mr.
Homm is a Board Member of the European Association of Securities Dealers
(EASD), on the board of a number of public companies, has received several investment awards and has published extensively on a wide range of financial topics.

Herb Capozzi, Director. Mr. Capozzi is currently a Director and the Co-founder of PLC Systems, Inc., a cardiac revascularization company developing medical systems and technology which trades on the American Stock Exchange. He was President and Director of International Potter Distillers, and Director and
Co-founder of the Keg Restaurant chain in Canada. Mr. Capozzi was a partner in bringing McDonald's restaurants to Canada. From 1981 to 1986, Mr. Capozzi was one of three original Directors of EXPO '86, the 1986 World's Fair in Vancouver, Canada. Mr. Capozzi was an elected member of Legislative Assembly, Province of British Columbia, for two terms and Chairman of the Insurance committee and the Procedure Committee. He also had a football career with the New York Giants
(NFL), the Calgary Stampeders (CFL), and the Montreal Alouttes (CFL), and with the B.C. Lions as General Manager for 10 years. Mr. Capozzi was a principal owner of the soccer organization the Vancouver White Caps. Mr. Capozzi received his Bachelor's Degree of Arts for Chemistry and a Bachelor's Degree of Commerce from the University of British Columbia. He also received a Bachelor's
Degree of Education from the University of Italy.

Elliot Smith (Age 64) began his career with Prudential Securities in 1954 as a Registered Representative in the Syracuse, New York, office. By 1966, Mr. Smith was appointed Resident Manager of the firm's largest office in New York City.
He was named Manager, Marketing & Sales Division at the Home Office in New York
City in 1969, and in 1970, was elected First Vice President and National Sales
Manager.  In 1973, Mr. Smith was elected to the Board of Directors of Bache &
Company, Inc.  In 1977, he was named Senior Officer of Commodity Division and
Metal Company  and in 1980, was elected President of Bache Haley Stuart metal
Company, Inc.  In 1983, after leaving Prudential, Mr. Smith served as Executive
Vice President at R. Lewis Securities, Inc., located in New York City, and from
1984 to 1995 was President of Whale Securities Company, L.P., also located in
New York City.  Mr. Smith is also on the Boards of Pennington School and
Jillians Corporation.  Mr. Smith is a former Member and Director of the Chicago
Board of Options Exchange; Governor of the American Stock Exchange (AMEX);
Governor and Chairman of the AMEX Commodities Exchange; Director and Member of the Executive Committee of the Securities Industry Automation Corp.; and
Past President of the Association of Investment Brokers.


     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH
OF THE
INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                          PROPOSAL NO. 2:
             AMENDMENT OF ARTICLES OF INCORPORATION

     The Articles of Incorporation of the Company do not currently provide for indemnification of the officers, directors and agents of the Company. The Board of Directors recommends that the Articles be amended so that the officers, directors and agents of the Company are indemnified to the fullest extent possible under Nevada law.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF
THE ARTICLES OF
INCORPORATION TO INDEMNIFY THE OFFICERS, DIRECTORS AND AGENTS OF
THE COMPANY.


                        PROPOSAL NO. 3:
                     1997 STOCK OPTION PLAN

     Attached hereto is a copy of the proposed 1997 Stock Option Plan for the Company.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE
1997 STOCK
                          OPTION PLAN.


                        PROPOSAL NO. 4:
              APPOINTMENT OF INDEPENDENT AUDITORS

     Smith & Company have acted as independent auditors for the Company for the past 6 years. The Board of Directors recommends that Smith & Company continue to act as independent auditors for the Company and that they be appointed the independent auditors for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF
SMITH &
COMPANY AS INDEPENDENT AUDITORS FOR THE COMPANY.


                        PROPOSAL NO. 5:
                             BYLAWS

     A copy of the proposed Bylaws of the Company are attached hereto.  The
Board of Directors recommends that these Bylaws be adopted by the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
THE BYLAWS OF
THE COMPANY.

